Pending Acquisition	12 Months Ended
Dec. 31, 2015
Business Acquisition [Line Items]
Business Combination Disclosure [Text Block]
Pending Acquisition
On November 11, 2015, Anheuser-Busch InBev SA/NV’s (“ABI”) announced it had entered into a definitive agreement to acquire SABMiller plc (“SABMiller”). The resulting transaction (“ABI/SABMiller transaction”) is currently expected to be finalized in the second half of 2016 subject to ABI and SABMiller shareholder approval and various global regulatory approvals. Concurrently, on November 11, 2015, we entered into a purchase agreement (the “Purchase Agreement”) with ABI to acquire, contingent upon the closing of the acquisition of SABMiller by ABI pursuant to the ABI/SABMiller transaction, all of SABMiller’s 58% economic interest and 50% voting interest in MillerCoors and all trademarks, contracts and other assets primarily related to the Miller brand portfolio outside of the U.S. and Puerto Rico for $12.0 billion in cash, subject to downward adjustment as described in the Purchase Agreement (the “Acquisition”). Following the closing of the pending Acquisition, the Company will own 100% of the outstanding equity and voting interests of MillerCoors. Further, as we plan to elect to treat the Acquisition as an asset acquisition for U.S. tax purposes, we expect to receive substantial cash tax benefits for the first 15 years after completion. The pending Acquisition is based on the terms and subject to the conditions set forth in the Purchase Agreement, as incorporated herein by reference as Exhibit 2.4 of Part IV Item 15. The pending Acquisition is expected to be financed through a combination of incremental debt and equity, along with cash on hand. Specifically, in connection with the pending Acquisition, on December 16, 2015, MCBC entered into a $9.3 billion, 364-day bridge loan agreement by and among the Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent. Additionally, on December 16, 2015, MCBC also entered into a $3.0 billion term loan agreement by and among the Company, the lenders party thereto, and Citibank, N.A., as Administrative Agent. See Note 12, "Debt" for details regarding the financing entered into during 2015.
On February 3, 2016, we received proceeds of $2.5 billion, net of issuance and other fees from our January 26, 2016, equity offering of 29.9 million shares of our Class B common stock, inclusive of the underwriters' option to purchase additional shares, which reduced the commitment on our bridge loan to $6.8 billion, representing the amount MCBC expects to replace with permanent long-term financing between now and the consummation of the pending Acquisition. Related to this expected long-term financing, we entered into swaptions in January 2016 with a total notional of $855 million to hedge a portion of our anticipated long-term debt issuance. We intend to terminate and settle these swaptions upon maturity or immediately prior to the completion of the associated pending debt issuance in the event that occurs prior to maturity. Additionally, in order to maximize the yield on the cash received from the equity issuance, while maintaining liquidity, MCBC has strategically invested the proceeds in various fixed rate deposit and money market accounts with terms of three months or less.
At this time, we anticipate this acquisition will close in the second half of 2016, subject to necessary regulatory approvals and contingent on the successful closing of the ABI/SABMiller transaction.